MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 5
Payment Date:     28-Jul-97
Reporting Month:  June

           Class
           Interest   Beginning         Interest      Interest     Principal     Total         Applied Ending
Class      Rate       Balance           Accrual       Payment      Payment       Distribution  Losses  Balance
Class A-1  0.000000%            $0.00         $0.00         $0.00          $0.00         $0.00 $0.00             $0.00
Class A-2  6.237500%  $115,530,040.64   $600,515.52   $600,515.52  $4,798,730.40 $5,399,245.92 $0.00   $110,731,310.24
Class A-3 15.000000%   $23,307,500.00   $291,343.75   $291,343.75          $0.00   $291,343.75 $0.00    $23,307,500.00

                      $138,837,540.64   $891,859.27   $891,859.27  $4,798,730.40 $5,690,589.67 $0.00   $134,038,810.24

Class              CUSIP               Priority  Principal Type   Interest Type
Class A-1          589962AM1           Senior    Sequential       Floater
Class A-2          589962AL3           Senior    Sequential       Floater
Class A-3          589962AN9           Senior    Sequential       Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 5

Payment Date:     28-Jul-97
Reporting Month:  June


                                                            Interest    Interest    Principal
           Original       Original  Integral     Record     Accrual     Payment     Payment     Ending          Remaining
Class      Balance        Pct Pool  Denomination Date      Factor       Factor      Factor      Balance         Principal
Class A-1  $23,980,860.00 10.00%    $1,000.00    30-Jun-97  0.00000000   0.00000000  0.00000000           $0.00 0.00000000
Class A-2 $179,856,450.00 75.00%    $1,000.00    30-Jun-97  3.33886007   3.33886007 26.68089134 $110,731,310.24 0.61566494
Class A-3  $23,307,500.00  9.72%    $1,000.00    30-Jun-97 12.50000000  12.50000000  0.00000000  $23,307,500.00 1.00000000

                   $227,144,810.00                                                              $134,038,810.24

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 5
Payment Date:   28-Jul-97
Report Date:    June

Collateral Proceeds Account


Beginning Balance                                      $0.00

Deposits                                                            Withdrawals

Interest Net of Servicing Fee                  $1,196,552.39        Interest Payments                 $891,859.27
Principal                                      $4,735,581.00        Principal Payments              $4,798,730.40
Deposits From Reserve Fund                       $105,532.23        Surplus                           $287,938.27
Other Deposits                                         $0.00        MBIA Fee                           $16,754.85
                                                                    Discount Principal Reserve         $42,382.83
Total Deposit                                  $6,037,665.62        Total Withdrawals               $6,037,665.62

                                                                    Ending Balance                          $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 5

Payment Date:         28-Jul-97
Reporting Month       June

Reserve Funds and Subordination

                          Initial Coverage     Beginning Coverage   Adjustments Losses      Insured Balance Ending Coverage
Type
Pool Over Collaterization 5.28% $12,663,785.76 7.96% $11,976,135.56 $0.00       $105,532.23 $145,812,664.33 8.14% $11,870,603.33

                                   Beginning   Current     Withdrawals Ending
                                   Balance     Deposits    for Losses  DPR
Discount Principal Reserve Account $448,409.08 $42,382.83  $105,532.23 $385,259.68
(Included in above coverage amount)

Insurance

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $6,340,890.55 44.35% $6,340,890.55 $0.00       $0.00  $13,857,097.19  45.76% $6,340,890.55

Surplus Summary

Class                      Total  Distribution
Surplus                                 $287,938.27

Delinquency Statistics
                                   Current                % of
                       # of Loans  Balance                Current Balance
30+ Days                31          $4,660,752             3.20%
60+ Days                20          $4,525,776             3.10%
90+ Days                32          $4,732,296             3.25%
Foreclosure             25          $4,647,205             3.19%
REO                     20          $3,045,000             2.09%

Totals                 128         $21,611,029            14.82%


Advances on Delinquencies                                      $195,698.14
Non-Recoverable Advances on Delinquencies                            $0.00